Exhibit 99.1

For Immediate Release

Ditech Networks Reports Financial Results For The Three and Six Month Periods Ending October 31, 2009

Mountain View, California, November 19, 2009 - Ditech Networks, Inc. (NASDAQ: DITC) reported financial results for the three and six month periods ending October 31, 2009.

Revenues for the three and six month periods ended October 31, 2009 were $5.1 million and $11.2 million, respectively.  The GAAP net loss for the three and six month periods ended October 31, 2009 was $4.5 million or $0.17 per share and $8.3 million or $0.32 per share, respectively.  The non-GAAP loss for the three and six month periods ended October 31, 2009 was $3.9 million or $0.15 per share and $7.3 million or $0.28 per share, respectively.

A reconciliation of the non-GAAP to GAAP financial measures for fiscal 2010 and 2009 is included at the end of this press release. These non-GAAP financial measures exclude the effect of stock-based compensation expense, the expense related to amortization of purchased intangible assets, severance and restructuring costs, impairment charges associated with goodwill and purchased intangible assets, the establishment of a valuation allowance against Ditech’s deferred tax inventory and the tax effects of the excluded amounts.

“We are excited about our long term prospects – even more so with the Simulscribe transaction we completed in the quarter,” said Todd Simpson, Ditech’s president and CEO. “However, we also acknowledge our short term challenges, and are actively managing our expenses with this in mind.”

Ditech Networks will discuss its financial results for the three and six month periods ended October 31, 2009 and its outlook in today’s conference call (see details later in this release).

Third Quarter Fiscal 2010 GAAP Outlook

Based upon expected bookings, timing of shipments and deferred revenues, Ditech Networks expects third quarter of fiscal 2010 revenue to be similar to the last several quarter levels. As a function of Ditech’s bookings pipeline, customer and product mix and opportunities, Ditech Networks expects gross margins to approximate second quarter levels. Ditech Networks expects operating expenses, including an estimated $0.5 million of stock-based compensation and acquisition related expenses to be in the range of $6.1M to $6.3M, a decline of 5% to 10%.

Conference Call

Ditech will host a quarter-end conference call at 4:30 PM Eastern time (1:30 PM Pacific time) today to review its Fiscal 2010 second quarter performance and its outlook for the coming quarter. Any member of the public can listen to the conference call by calling the following number: +1 (612) 234-9959. The conference call will also be broadcast live over the Internet and can be accessed by going to either the “Press Room” or “Investors” section of Ditech Networks’ web site home page: http://www.ditechnetworks.com. A replay of the conference call will be available via Ditech Networks’ web site or by calling the digitized replay number at +1 (320) 365-3844. The conference call ID is: 122335. The replay will be available three hours after the call is complete and will remain so until at least Ditech Networks’ subsequent earnings announcement.

About Ditech Networks

Ditech Networks is revolutionizing modern communications with advanced voice processing solutions that perform tasks spanning from voice-enabled Web 2.0 and unified communications services to voice quality enhancement. Ditech believes in the power and simplicity of human speech; its solutions deliver high-quality voice communication and will enable compelling voice capabilities to new communications methods like social networking and text messaging, allowing consumers to use voice in ways that make sense in today’s Web 2.0-savvy world.

Leveraging over 20 years of deployments with communications providers around the world, Ditech’s products help global communications companies meet the multiple challenges of service differentiation, network expansion and call capacity, by delivering consistent, dependable voice quality. Ditech’s customers include Verizon, Sprint/Nextel, Orascom Telecom, AT&T, Telus, Global Crossing and West Corporation. Ditech Networks is headquartered in Mountain View, California.

Forward Looking Statement

The statements in this press release with respect to Ditech Networks’ third quarter fiscal 2010 projected financial results are forward-looking statements.  Actual results could differ materially as a result of numerous risks and uncertainties, including: timing of orders and timely receipt of payments for Ditech Networks’ voice enhancement and echo cancellation equipment, and software licensing is variable and could affect Ditech Networks’ ability to meet revenue expectations. Ditech Networks may be required to take additional reserves; shipment of products and licensing of software Ditech Networks expects to ship and recognize before the end of the third quarter of fiscal 2010 may be delayed or cancelled due to unexpected factors and events affecting its customers; Ditech Networks may experience weakening in demand for its voice and echo cancellation products; component supply problems may occur as a result of factors beyond its control; infrastructure demand could weaken or remain flat due to a weakening in the economy or for other unanticipated reasons; Ditech Networks’ competitors may develop products that compete favorably with Ditech Networks’ products; Ditech Networks has a limited number of customers, the loss of any one which could cause its revenues to decrease materially; inability to successfully convert Ditech Networks’ trials to customer orders could limit revenue; Ditech Networks uses various sales channels and depending on channel, may cause operating expenses to exceed projected levels; Ditech Networks’ ability to pursue revenue growth may require additional spending which may exceed projected operating expenses;  as well as those detailed in the section entitled “Future Growth and Operating Results Subject to Risk” in Ditech Networks’ Quarterly Report on Form 10-Q for the period ended July 31, 2009 (filed September  2, 2009 with the Securities and Exchange Commission).

Use of Non-GAAP Financial Information

Ditech Networks provides all information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results and in particular, making comparisons to similar companies, may be enhanced by providing additional measures used by management to assess operating results. Internally, Ditech Networks uses calculations of: (i) non-GAAP gross profit and gross margin, which represents gross profit and gross margin excluding the effect of stock-based compensation expense and severance and restructuring costs; (ii) non-GAAP operating expenses, which represent operating expenses excluding the effect of stock-based compensation expense and severance and restructuring costs and, in the case of total operating expenses, expense related to amortization of intangible assets; (iii) non-GAAP pre-tax loss and non-GAAP net loss, which represents pre-tax loss and net loss excluding the effect of stock-based compensation expense, severance and restructuring costs and expense related to the amortization of intangible assets; and (iv) non-GAAP basic and diluted net loss per share, which represents basic and diluted net loss per share excluding the effect of stock-based compensation expense, severance and restructuring costs and expense related to the amortization of intangible assets. The non-GAAP net loss and net loss per share financial measures also exclude the tax effects of the excluded amounts.

The non-GAAP financial measures contained in this release are included with the intention of providing investors additional understanding of Ditech Networks’ operational results and trends, but should only be used in conjunction with results reported in accordance with GAAP.

Ditech Networks believes that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Ditech Networks’ financial performance by excluding the impact of items which may obscure trends in the core operating performance of the business;

2) Since Ditech Networks has historically reported non-GAAP results to the investment community, Ditech Networks believes the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare Ditech Networks’ performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Ditech Networks’ management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting;

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in Ditech Networks’ industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of Ditech Networks’ performance.

As stated above, Ditech Networks presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Ditech Networks’ GAAP results. In the future, Ditech

Networks expects to incur expenses similar to the non-GAAP adjustments described above and expects to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•

Ditech Networks’ stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Ditech Networks’ GAAP results for the foreseeable future under SFAS 123R.

•

Amortization of intangibles, though not directly affecting Ditech Networks’ current cash position, represents the loss in value as the technology in Ditech Networks’ industry evolves, is advanced or is replaced over time. The expense associated with this loss in value is not included in the non-GAAP net income (loss) presentation and therefore does not reflect the full economic effect of the ongoing cost of maintaining Ditech Networks’ current technological position in the company’s competitive industry which is addressed through the company’s research and development program.

•

Restructuring charges reflect a real cost of doing business and reacting to market forces, and by eliminating these charges the non-GAAP financial measures do not reflect these costs of doing business.

•

The valuation allowance attributable to the recoverability of Ditech Networks’ deferred tax assets, though not directly affecting Ditech Networks’ current cash position, represents the potential loss in value of these future tax benefits due to uncertainty over the company’s ability to generate sufficient profits in the future to realize these benefits. The expense associated with this valuation allowance is not included in the non-GAAP net loss presentation.

•	Other companies, including other companies in Ditech Networks’ industry, may calculate non-GAAP financial measures differently than the company, limiting their usefulness as a comparative measure.

Press Contact:	Investor Contact:
Rob Adler	Bill Tamblyn
415-984-1970	650-623-1309

Ditech Networks, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	October 31,	April 30,
	2009	2009

Assets
Cash, cash equivalents and investments	$37,979	$43,034
Accounts receivable, net	1,883	4,487
Inventories	8,655	11,624
Property and equipment, net	3,399	3,895
Purchased intangibles	17	42
Other assets	7,368	754

Total Assets	$59,301	$63,836

Liabilities and Stockholders’ Equity
Accounts payable	$1,209	$1,817
Accrued expenses	3,108	3,769
Deferred revenue	1,166	731
Income taxes payable	76	83
Other liabilities	3,197	—

Total Liabilities	8,756	6,400

Stockholders’ equity	50,545	57,436

Total Liabilities and Stockholders’ Equity	$59,301	$63,836

Ditech Networks, Inc.

Consolidated Statements of Operations

For the Three and Six Month Periods Ended October 31, 2009 and 2008

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2009	2008	2009	2008

Revenue	$5,139	$4,122	$11,234	$8,654

Cost of goods sold	2,921	2,129	5,543	4,499

Gross profit	2,218	1,993	5,691	4,155

Operating expenses:
Sales and marketing	2,355	3,061	4,579	6,626
Research and development	2,839	3,422	5,647	6,849
General and administrative	1,533	2,100	3,003	4,155
Amortization of purchased intangibles	7	24	25	48

Total operating expenses	6,734	8,607	13,254	17,678

Loss from operations	(4,516)	(6,614)	(7,563)	(13,523)

Other income (loss), net	44	(253)	(649)	(331)

Loss before provision (benefit) for income taxes	(4,472)	(6,867)	(8,212)	(13,854)

Provision (benefit) for income taxes	14	97	47	136

Net loss	$(4,486)	$(6,964)	$(8,259)	$(13,990)

Basic net loss per share:	$(0.17)	$(0.27)	$(0.32)	$(0.54)
Diluted net loss per share	$(0.17)	$(0.27)	$(0.32)	$(0.54)

Weighted shares used in per share calculation:
Basic	26,179	26,060	26,176	26,048
Diluted	26,179	26,060	26,176	26,048

Stock-based compensation expense allocated by function was as follows:
Cost of goods sold	$46	$57	$88	$152
Sales and marketing	107	245	237	387
Research and development	96	144	165	374
General and administrative	348	280	493	508
Total	$597	$726	$983	$1,421

Ditech Networks, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

For the Three and Six Month Periods Ended October 31, 2009 and 2008

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2009	2008	2009	2008

GAAP gross profit	$2,218	$1,993	$5,691	$4,155
Add back severance and restructuring costs	(5)	31	(5)	31
Add back stock-based compensation	46	57	88	152
Non-GAAP gross profit	$2,259	$2,081	$5,774	$4,338

GAAP gross margin	43.2%	48.4%	50.7%	48.0%
Add back severance and restructuring costs	-0.1%	0.7%	0.0%	0.4%
Add back stock-based compensation	0.9%	1.4%	0.7%	1.7%
Non-GAAP gross margin	44.0%	50.5%	51.4%	50.1%

GAAP sales and marketing expense	$2,355	$3,061	$4,579	$6,626
Deduct severance and restructuring costs	13	(234)	13	(234)
Deduct stock-based compensation	(107)	(245)	(237)	(387)
Non-GAAP sales and marketing expense	$2,261	$2,582	$4,355	$6,005

GAAP research and development expense	$2,839	$3,422	$5,647	$6,849
Deduct severance and restructuring costs	12	(243)	12	(243)
Deduct stock-based compensation	(96)	(144)	(165)	(374)
Non-GAAP research and development expense	$2,755	$3,035	$5,494	$6,232

GAAP general and administrative expense	$1,533	$2,100	$3,003	$4,155
Deduct severance and restructuring costs	—	(374)	—	(374)
Deduct stock-based compensation	(348)	(280)	(493)	(508)
Non-GAAP general and administrative expense	$1,185	$1,446	$2,510	$3,273

GAAP total operating expenses	$6,734	$8,607	$13,254	$17,678
Deduct:
Severance and restructuring costs	25	(851)	25	(851)
Stock-based compensation expense	(551)	(669)	(895)	(1,269)
Amortization of purchased intangibles	(7)	(24)	(25)	(48)
Impairment of goodwill and purchased intangibles	—	—	—	—
Non-GAAP total operating expenses	$6,201	$7,063	$12,359	$15,510

GAAP loss from operations	$(4,516)	$(6,614)	$(7,563)	$(13,523)
Addback severance and restructuring costs, stock-based compensation expense, amortization of purchased intangibles, and impairment of goodwill	574	1,632	978	2,351
Non-GAAP loss from operations	$(3,942)	$(4,982)	$(6,585)	$(11,172)

GAAP loss before provision (benefit) for income taxes	$(4,472)	$(6,867)	$(8,212)	$(13,854)
Addback severance and restructuring costs, stock-based compensation expense, amortization of purchased intangibles, and impairment of goodwill	574	1,632	978	2,351
Non-GAAP loss before provision (benefit) for income taxes	$(3,898)	$(5,235)	$(7,234)	$(11,503)

GAAP provision (benefit) for income taxes	$14	$97	$47	$136
Addback tax valuation allowance	—			$0
Deduct the tax impact of eliminating severance and restructuring costs, stock-based compensation expense, amortization of purchased intangibles, and impairment of goodwill	—	—	—	—
Non-GAAP provision (benefit) for income taxes	$14	$97	$47	$136

GAAP net loss	$(4,486)	$(6,964)	$(8,259)	$(13,990)
Addback severance and restructuring costs, stock-based compensation expense, amortization of purchased intangibles, impairment of goodwill and purchased intangibles, and adjustment to tax provision	574	1,632	978	2,351
Non-GAAP net loss	$(3,912)	$(5,332)	$(7,281)	$(11,639)

GAAP diluted net loss per share	$(0.17)	$(0.27)	$(0.32)	$(0.54)
Addback severance and restructuring costs, stock-based compensation expense, amortization of purchased intangibles, impairment of goodwill, and adjustment to tax provision	0.02	0.07	0.04	0.09
Non-GAAP diluted net loss per share	$(0.15)	$(0.20)	$(0.28)	$(0.45)

Shares used in computing net loss per share
Diluted-GAAP	26,179	26,060	26,176	26,048
Diluted-Non-GAAP	26,179	26,060	26,176	26,048